COMPOSITE OF
                            ARTICLES OF INCORPORATION
                          AS LAST AMENDED June 16, 1988

We, the undersigned, incorporators, hereby associate ourselves together to form and establish a corporation FOR profit under the laws of the State of Kansas.

         FIRST: The Name of the Corporation is Security Investment Fund, (Amended 2-9-67 and 2-12-81)

         SECOND: The Location of its Principal Place of Business in this State is Security Benefit Life Building, 700 Harrison Street, Topeka, Kansas. (Amended 6-4-64).

         THIRD: The Location of its Registered Office in this State is Security Benefit Life Building, 700 Harrison Street, Topeka, Kansas (Amended 5-5-59, 3-7-61, and 6-4-64).

         FOURTH: The Name and Address of its Resident Agent in this State is Security Management Company, Inc., 700 Harrison Street, Topeka, Kansas (Amended 2-25-53, 3-7-56, 5-5-59, 3-7-61, 4-4-64, and 9-12-75).

         FIFTH: This Corporation is organized FOR profit and the nature of its business is:

         To engage in, conduct and operate a management company investment business of a continuous issuing type.

         To purchase, acquire, hold, pledge, hypothecate, exchange, sell, invest, deal in and dispose of diversified securities such as stocks, bonds and other evidences of indebtedness and obligations of any corporation, association, partnership, syndicate, entity, person or governmental, municipal or public authority, domestic or foreign, and evidences of any interest in respect to such stocks, bonds and other evidences of indebtedness and obligation, and while the owner or holder of any such, to exercise all rights, powers and privileges of ownership with respect thereto.

         To do each and every thing necessary, incidental, suitable or proper for the accomplishment of any of the purposes or the attainment of the objects herein enumerated or which at any time appear conducive to or expedient for the protection or benefit of this corporation.

         SIXTH: The total number of shares which the Corporation shall have authority to issue shall be 100,000,000 shares of capital stock, each of the par value of $1.00. (Amended 7-18-50, 3-3-53, 11-29-55, 3-3-59, 3-2-65, 2-8-68,
2-11-71, 2-8-73, and 2-14-80) [see correction in back].

         The corporation reserves the right to purchase and acquire the stock of a selling stockholder before sale to a non-stockholder by paying therefor a sum of money equal to the net asset value of such stock. (Amended 7-22-44 and 11-29-55)

         The corporation shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as from time to time amended. (Added 11-29-55 and amended 2-11-71)

         All shares of stock shall when issued be fully paid and non-assessable. Shares shall have no preemptive subscription or conversion rights.

         By-laws of the corporation shall be adopted by the Board of Directors and shall be altered and repealed in the manner provided in such by-laws.

         SEVENTH: The Amount of Capital with which this Corporation will commence business is One Thousand Dollars.

         EIGHTH: The Names and Places of Resident (P.O. Address) of each of the
INCORPORATORS:

         Joseph Hall              516 Kansas Avenue          Kansas City, Kansas
         A. H. Jennings, Jr.      2426 Washington Blvd.      Kansas City, Kansas
         Frank H. Jennings        1600 N. 21st Street        Kansas City, Kansas
         Harry G. Miller          2204 Washington Blvd.      Kansas City, Kansas

         NINTH: The Term for which this corporation is to exist is ONE HUNDRED YEARS.

         TENTH: The Number of Directors shall be nine. This number may be decreased to a minimum number of three and increased to a maximum number of fifteen as determined by the Board of Directors. Directors shall be holders of common stock of the corporation.

         ELEVENTH: Limited Directors' Liability (see amendment in back)

         IN TESTIMONY WHEREOF, We have hereunto subscribed our names this 29th day of January, A.D., 1944.

         /s/  Joseph Hall                      /s/ Harry G. Miller
         /s/  A. H. Jennings, Jr.              /s/  Frank H. Jennings


STATE OF KANSAS              )
                             ) ss.
COUNTY OF WYANDOTTE          )

         Personally appeared before me, a Notary Public, in and for Wyandotte County, Kansas, the above-named Joseph Hall, A. H. Jennings, Jr., Frank H. Jennings, and Harry G. Miller, who are personally known to me to be the same persons who executed the foregoing instrument of writing, and duly acknowledged the execution of the same.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal, this 29th day of January, A.D., 1944.

         [Seal]

                                                 /s/  Carolyn M. Batson
                                                      --------------------------
                                                      Notary Public
My Commission expires Oct. 18, 1947

--------
Originally filed 2-2-44.
Amendment 1 - 7-22-44, Art. SIXTH
          2 - 7-18-50, Art. SIXTH
          3 - 3-3-53, Art. SIXTH
          4 - 2-25-53, Art. FOURTH
          5 - 11-29-55, Art. SIXTH
          6 - 11-29-55, Reduction of Capital
          7 - 3-7-56, Art. FOURTH
          8 - 3-3-59, Art. SIXTH
          9 - 5-5-59, Art. THIRD & FOURTH
         10 - 3-7-61, Art. THIRD & FOURTH
         11 - 6-4-64, Art. SECOND, THIRD & FOURTH
         12 - 3-2-65, Art. SIXTH
         13 - 2-9-67, Art. FIRST
         14 - 2-8-68, Art. SIXTH
         15 - 2-11-71, Art. SIXTH
         16 - 2-8-73, Art. SIXTH
         17 - 4-4-64, Art. FOURTH
         18 - 9-12-75, Art. FOURTH
         19 - 2-14-80, Art. SIXTH
         20 - 12-8-80, Certificate of Correction
         21 - 3-2-81, Art. FIRST
         22 - 2-19-88, Art. ELEVENTH

Dated:  February 14, 1980.

                                                EVERETT S. GILLE, VICE PRESIDENT
                                                --------------------------------
                                                Everett S. Gille, Vice President

                                                LARRY D. ARMEL, SECRETARY
                                                --------------------------------
                                                Larry D. Armel, Secretary

FOR PROFIT


                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF

Security Investment Fund
We, Michael J. Provines, President or Vice President, and Amy J. Lee, Secretary or Assistant Secretary of the above named corporation, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                             See attached amendment

         We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statues of the State of Kansas, the stockholders convened and considered the proposed amendment.
         We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment.
         We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.
         In Witness Whereof, we have hereunto set our hands and affixed the seal of said corporation this 6th day of July 1993.

                                                MICHAEL J. PROVINES
                                                --------------------------------
                                                Michael J. Provines, President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary

State of Kansas          )
                         ) ss.
County of Shawnee        )

         Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines, President and Amy J. Lee, Secretary of the corporation named in this document, who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 6th day of July 1993.

         [Notary Seal]
                                                PEGGY S. AVEY
                                                --------------------------------
                                                Peggy S. Avey, Notary Public


         My appointment or commission expires November 21, 1996.

         The Board of Directors recommends that the Articles of Incorporation be amended by deleting Articles FIRST and SIXTH in their entirety and by inserting, in lieu thereof, the following new Articles:

         FIRST: The name of the corporation (hereinafter called the Corporation) is SECURITY GROWTH and INCOME FUND.

         SIXTH: The total number of shares which the Corporation shall have authority to issue shall be 100,000,000 shares of capital stock, each with the par value of $1.00. The board of directors of the Corporation is expressly authorized to cause shares of capital stock of the Corporation authorized herein to be issued in one or more classes or series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such class or series.

         The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the Corporation (unless provided otherwise by the board of directors with respect to any such additional class or series at the time of establishing and designating such additional class or series):

         The Corporation shall redeem any of its shares for which it has received payment in full that may be presented to the Corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as from time to time amended.

         All shares of stock of the Corporation of any class or series shall when issued be fully paid and non-assessable and shall have no preemptive, subscription or conversion rights.

         By-laws of the Corporation shall be adopted by the Board of Directors and shall be altered and repealed in the manner provided in such by-laws.

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                         SECURITY GROWTH AND INCOME FUND


STATE OF KANSAS                  )
                                 ) ss.
COUNTY OF SHAWNEE                )

We, Michael J. Provines, President, and Amy J. Lee, Secretary, of Security Growth and Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office, is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 23rd day of July 1993, adopted resolutions setting forth the preferences, rights, privileges and restrictions of the corporation's common stock, which resolutions are provided in their entirety as follows:

RESOLVED that, pursuant to the authority vested in the Board of Directors of Security Growth and Income Fund by its Articles of Incorporation, the officers of the Fund are hereby directed and authorized to establish two separate series of common stock of the corporation, effective October 19, 1993.

FURTHER RESOLVED, that the series shall be referred to as Series A and Series B shares of common stock. The officers of the corporation are hereby directed and authorized to establish such series of common stock allocating 75,000,000 $1.00 par value shares to Series A and allocating the remaining 25,000,000 $1.00 par value shares to Series B.

FURTHER RESOLVED, that Series A shares shall include that stock currently being issued by the corporation.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of the series of Security Growth and Income Fund shall be as follows:

         1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

         2. At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

         3.       (a)      The corporation shall redeem any of its shares for
                           which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment
                           Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair
                           Practice of the National Association of Securities
                           Dealers, Inc., as from time to time amended.

                  (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

         4. The corporation, pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there has been no investment (other than the reinvestment of income divided or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such few shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

         5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation all shares have equal participation and liquidation rights, but have no subscription or preemptive rights.

         6. Dividends paid with respect to shares of the corporation, to the extent any dividends are paid, will be calculated for each series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate, except that expenses attributable to a particular class and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan will be borne exclusively by the affected series.

         7. Expenses attributable to a particular series shall be allocated and charged to the series to which such expense relates as determined by the corporation's Board of Directors.

         8. On the eighth anniversary of the purchase of Series B shares of the corporation, Series B shares (except those purchased through the reinvestment of dividends and other distributions) will automatically convert to Series A shares of the corporation at the relative net asset values of each of the series without the position of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IT WITNESS WHEREOF, we have hereunto set our hands this 5th day of October 1993.

                                                MICHAEL J. PROVINES
                                                --------------------------------
                                                Michael J. Provines, President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary
[SEAL]

STATE OF KANSAS                  )
                                 ) ss.
COUNTY OF SHAWNEE                )

Be it remembered, that before me Judith M. Ralston a Notary Public in and for the County and State aforesaid, came Michael J. Provines, President, and Amy J. Lee, Secretary, of Security Growth and Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 5th day of October 1993.

         [Notary Seal]
                                                JUDITH M. RALSTON
                                                --------------------------------
                                                Notary Public

My Commission Expires:  January 1, 1995.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF

                          SECURITY GROWTH & INCOME FUND

We, John D. Cleland, President, and Amy J. Lee, Secretary of Security Growth & Income Fund, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability.

                             See attached amendment

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

We further certify that at the meeting a majority of the stockholders entitled to vote, voted in favor of the proposed amendment.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said corporation this 21st day of December, 1994.

                                                JOHN D. CLELAND
                                                --------------------------------
                                                John D. Cleland, President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary

STATE OF KANSAS                  )
                                 ) ss.
COUNTY OF SHAWNEE                )

BE IT REMEMBERED that before me, a Notary Public in and for the aforesaid county and state, personally appeared John D. Cleland, President, and Amy J. Lee, Secretary, of Security Growth & Income Fund, who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 21st day of December, 1994.

         [Notary Seal]
                                                JUDITH M. RALSTON
                                                --------------------------------
                                                Judith M. Ralston, Notary

My Commission Expires January 1, 1995.

                         SECURITY GROWTH AND INCOME FUND

The Board of Directors of Security Growth and Income Fund recommends that the Articles of Incorporation be amended by deleting the first paragraph of Article Sixth and by inserting, in lieu thereof, the following new Article:

SIXTH: The total number of shares which the Corporation shall have authority to issue shall be (1,000,000,000) shares of capital stock, each of the par value of ($1.00). The board of directors of the Corporation is expressly authorized to cause shares of capital stock of the Corporation authorized herein to be issued in one or more classes or series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such class or series.

                            CERTIFICATE OF CHANGE OF
                           DESIGNATION OF COMMON STOCK
                                       OF
                         SECURITY GROWTH AND INCOME FUND


STATE OF KANSAS                  )
                                 ) ss.
COUNTY OF SHAWNEE                )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Growth and Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors of said corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 21st day of October 1994, adopted resolutions allocating the corporation's authorized capital stock among the two separate series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the corporation's common stock, which resolutions are provided in their entirety as follows:

         WHEREAS, Security Growth and Income Fund issues its common stock in two separate series designated as Series A and Series B;

         WHEREAS, the corporation's shareholders will consider an amendment to the corporation's articles of incorporation to increase the authorized capital stock of the corporation from 100,000,000 to 1,000,000,000 shares, at a meeting of the shareholders to be held December 21, 1994;

         WHEREAS, upon approval by shareholders of the proposed amendment to the corporation's articles of incorporation, the Board of Directors wishes to reallocate the 1,000,000,000 shares of authorized capital stock among the series;

         NOW, THEREFORE, BE IT RESOLVED, that upon approval by shareholders of an amendment to the articles of incorporation increasing the corporation's authorized capital stock from 100,000,000 to 1,000,000,000 shares, the officers of the corporation are hereby directed and authorized to allocate 750,000,000 $1.00 par value shares of the corporation's authorized capital stock to Series A and the remaining 250,000,000 $1.00 par value shares to Series B.

         FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of the corporation's series of common stock, as set forth in the minutes of the July 23, 1993, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

         FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

We hereby certify that in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment to the articles of incorporation, and thereafter, pursuant to notice and accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment. We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment which was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands this 21st day of December
1994.

                                                JOHN D. CLELAND
                                                --------------------------------
                                                John D. Cleland, President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary
[SEAL]


STATE OF KANSAS                  )
                                 ) ss.
COUNTY OF SHAWNEE                )

BE IT REMEMBERED that before me, Judith M. Ralston a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee, Secretary, of Security Growth & Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 21st day of December, 1994.

         [Notary Seal]
                                                JUDITH M. RALSTON
                                                --------------------------------
                                                Notary Public

My Commission Expires January 1, 1995.

                           CERTIFICATE OF DESIGNATIONS
                                 OF COMMON STOCK
                                       OF
                         SECURITY GROWTH AND INCOME FUND


STATE OF KANSAS                  )
                                 ) ss.
COUNTY OF SHAWNEE                )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Growth and Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 2nd day of February, 1996, adopted resolutions authorizing the corporation to issue an indefinite number of shares of capital stock of each of the two series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Growth and Income Fund, which resolutions are provided in their entirety as follows:

         WHEREAS, K.S.A. 17-6602 has been amended to allow the board of directors of a corporation that is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act") to approve, by resolution, an amendment of the corporation's Articles of Incorporation, to allow the issuance of an indefinite number of shares of the capital stock of the corporation;

         WHEREAS, the corporation is registered as an open-end investment company under the 1940 Act; and

         WHEREAS, the Board of Directors desire to authorize the issuance of an indefinite number of shares of capital stock of each of the two series of common stock of the corporation.

         NOW THEREFORE BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, consisting of Series A and Series B;

         FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the corporation's series of common stock, as set forth in the minutes of the July 23, 1993, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting; and

         FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

The undersigned do hereby certify that the foregoing amendment to the corporation's Articles of Incorporation has been duly adopted in accordance with the provisions of K.S.A. 17-6602.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 2nd day of February, 1996.

                                                JOHN D. CLELAND
                                                --------------------------------
                                                John D. Cleland, President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary
[SEAL]

STATE OF KANSAS                  )
                                 ) ss.
COUNTY OF SHAWNEE                )

Be it remembered that before me, L. Charmaine Lucas, a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee, Secretary, of Security Growth & Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 2nd day of February, 1996.

         [Notary Seal]
                                               L. CHARMAINE LUCAS
                                               --------------------------------
                                               L. Charmaine Lucas, Notary Public

My Commission Expires: 04/01/98

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                         SECURITY GROWTH AND INCOME FUND


We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Growth and Income Fund, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that a regular meeting of the Board of Directors of said corporation, held on the 2nd day of February, 1996, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                                    RESOLVED

The Board of Directors of Security Growth and Income Fund recommends that the Articles of Incorporation be amended by deleting the first paragraph of Article Sixth and by inserting, in lieu thereof, the following new Article:

SIXTH: The corporation shall have authority to issue an indefinite number of shares of capital stock, of the par value of one dollar ($1.00) per share. The board of directors of the Corporation is expressly authorized to cause shares of capital stock of the corporation authorized herein to be issued in one or more series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such series.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said corporation this 2nd day of February, 1996.

                                                JOHN D. CLELAND
                                                --------------------------------
                                                John D. Cleland, President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary
[SEAL]

STATE OF KANSAS                  )
                                 ) ss.
COUNTY OF SHAWNEE                )

BE IT REMEMBERED that before me, L. Charmaine Lucas, a Notary Public in and for the aforesaid county and state, personally appeared John D. Cleland, President and Amy J. Lee, Secretary, of Security Growth and Income Fund who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 2nd day of February, 1996.

         [Notary Seal]
                                               L. CHARMAINE LUCAS
                                               ---------------------------------
                                               L. Charmaine Lucas, Notary Public

My Commission Expires: 04/01/98

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                         SECURITY GROWTH AND INCOME FUND


STATE OF KANSAS                  )
                                 ) ss.
COUNTY OF SHAWNEE                )

We, James R. Schmank, President, and Amy J. Lee, Secretary, of Security Growth and Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 6th day of November 1998, adopted resolutions establishing one new series of common stock in addition to those two series of common stock currently being issued by the Corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of such classes, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of one new series of common stock of Security Growth and Income Fund in addition to the two separate series of common stock presently issued by the fund designated as Series A and Series B;

WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the three series of common stock of the corporation.

NOW, THEREFORE, BE IT RESOLVED, that the officers of the corporation are hereby directed and authorized to establish one new series of Security Growth and Income Fund designated as Series C.

FURTHER RESOLVED, that the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, which consist of Series A, Series B and Series C.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each of the series of Security Growth and Income Fund shall be as follows:

         1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

         2. At all meetings of stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

         3.       (a)      The corporation shall redeem any of its shares for
                           which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment
                           Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair
                           Practice of the National Association of Securities
                           Dealers, Inc., as from time to time amended.

                  (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

         4. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

         5. Dividends paid with respect to shares of the corporation, to the extent any dividends are paid, will be calculated for each series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan will be borne exclusively by the affected series.

         6. Expenses attributable to a particular series shall be allocated and charged to the series to which such expense relates as determined by the corporation's Board of Directors.

         7. On the eighth anniversary of the purchase of Series B shares of the corporation, Series B shares (except those purchased through the reinvestment of dividends and other distributions) will automatically convert to Series A shares of the corporation at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands this 27th day of January, 1999.

                                                JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, Vice President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary

STATE OF KANSAS                  )
                                 ) ss.
COUNTY OF SHAWNEE                )

         Be it remembered, that before me, Jana R. Selley, a Notary Public in and for the County and State aforesaid, came James R. Schmank, President, and AMY J. LEE, Secretary, of Security Growth and Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 27th day of January, 1999.

                                                JANA R. SELLEY
                                                --------------------------------
                                                Notary Public

My commission expires June 14, 2000

                       AMENDED CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                         SECURITY GROWTH AND INCOME FUND


STATE OF KANSAS                 )
                                ) ss.
COUNTY OF SHAWNEE               )

We, James R. Schmank, President, and Amy J. Lee, Secretary, of Security Growth and Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 21st day of July, 2000, adopted resolutions establishing one new series of common stock in addition to those series of common stock currently being issued by the Corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of such classes, which resolutions are provided in their entirety as follows:

         WHEREAS, the Board of Directors has approved the establishment of one new series of common stock of Security Growth and Income Fund in addition to the three separate series of common stock presently issued by the fund;

         WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the series of common stock of the corporation.

         NOW, THEREFORE, BE IT RESOLVED, that the officers of the corporation are hereby directed and authorized to establish one new series of Security Growth and Income Fund designated as Series S.

         FURTHER RESOLVED, that the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, which consist of Series A, Series B, Series C and Series S.

         FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each of the series of Security Growth and Income Fund shall be as follows:

         1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

         2. At all meetings of stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

         3.       (a)      The corporation shall redeem any of its shares for
                           which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment
                           Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the NASD Conduct
                           Rules, as from time to time amended.

                  (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

         4. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

         5. Dividends paid with respect to shares of the corporation, to the extent any dividends are paid, will be calculated for each series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan will be borne exclusively by the affected series.

         6. Expenses attributable to a particular series shall be allocated and charged to the series to which such expense relates as determined by the corporation's Board of Directors.

         7. On the eighth anniversary of the purchase of Series B shares of the corporation, Series B shares (except those purchased through the reinvestment of dividends and other distributions) will automatically convert to Series A shares of the corporation at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands this 14th day of August, 2000.


                                                JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary


STATE OF KANSAS                 )
                                ) ss.
COUNTY OF SHAWNEE               )

         Be it remembered, that before me, Marcia J. Johnson, a Notary Public in and for the County and State aforesaid, came JAMES R. SCHMANK, President, and AMY J. LEE, Secretary, of Security Growth and Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 14th day of August, 2000.

                                                MARCIA J. JOHNSON
                                                --------------------------------
                                                Notary Public

My commission expires:  March 23, 2001

                CORPORATION CHANGE OF REGISTERED OFFICE OR AGENT


1.    Name of corporation: Security Growth and Income Fund

2.    State of organization: Kansas

3. The registered office in the state of Kansas is changed to: One Security Benefit Place, Topeka, Kansas 66636.

4.    The resident agent in Kansas is changed to: Security Benefit Group, Inc.

I declare under penalty of perjury under the laws of the state of Kansas that the foregoing is true and correct. Executed on the 22nd day of April, 2002.


                                                JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, President

                                        Attest: AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary

                 FOR PROFIT CORPORATION CERTIFICATE OF AMENDMENT


1.    Name of corporation: SECURITY GROWTH AND INCOME FUND

2. The articles of incorporation are amended as follows: The name of the corporation is Security Large Cap Value Fund effective October 1, 2002.

3. The amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602.

I declare under penalty of perjury under the laws of the state of Kansas that the foregoing is true and correct. Executed on the 12th day of September, 2002.


                                                JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, President

                                        Attest: AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary

                          CERTIFICATE OF DESIGNATION OF
                             SERIES OF COMMON STOCK
                                       OF
                          SECURITY LARGE CAP VALUE FUND


STATE OF KANSAS                )
                               ) ss.
COUNTY OF SHAWNEE              )

We, Cindy Shields, Vice President, and Amy J. Lee, Secretary, of Security Large Cap Value Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, do hereby file this Certificate of Designation of Series and Classes of Common Stock in accordance with Section 17-6401 and K.S.A. 17-6602 of the Kansas Statutes Annotated, as amended, and do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 9th day of May 2008, adopted resolutions establishing a new series of common stock in addition to those series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Large Cap Value Fund, which resolutions are provided in their entirety as follows:

                  WHEREAS, Security Large Cap Value Fund presently issues its shares in the following Series: Series A, Series B and Series C; and

                  WHEREAS, the Board of Directors has approved the establishment of a new series of common stock of Security Large Cap Value Fund in addition to the separate series of common stock presently issued by the corporation designated as: Large Cap Value Institutional Series; and

                  WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the new series of common stock of the corporation; and

                  WHEREAS, the Institutional Series (defined below) are subject to a minimum account balance for holding shares in the Institutional Series; and

                  WHEREAS, the Board of Directors believes it would be in the best interest of the Institutional Series' shareholders for the Board of Directors to have the right to redeem shares if the value of an account falls below a minimum net asset value as determined by the Board of Directors of the fund based upon the particular conditions of the fund.

                  NOW, THEREFORE, BE IT RESOLVED, that, the officers of Security Large Cap Value Fund are hereby directed and authorized to establish a new series of the Security Large Cap Value Fund designated Large Cap Value Institutional Series.

                  FURTHER RESOLVED, that, the officers of Security Large Cap Value Fund are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of Large Cap Value Institutional Series.

                  FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of the new series of Security Large Cap Value Fund shall be as follows:

         1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

         2. At all meetings of the stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

         3.       (a)      The corporation shall redeem any of its shares for
                           which it has received payment in full that may be presented to the corporation, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and
                           Regulations promulgated thereunder, as from time to time amended.

                  (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

         4.       (a)      The corporation, pursuant to a resolution by the
                           Board of Directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there has been no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and which there are fewer than 25 shares or such few shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

                  (b) The Large Cap Value Institutional Series (the "Institutional Series"), pursuant to a resolution by the Board of Directors, and without the vote or consent of shareholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the Institutional Series in any shareholder account in which the value of the account falls below a minimum net asset value as determined by the Board of Directors of the fund based upon the particular conditions of the fund. Such resolution shall provide that prior notice of at least 60 days shall be given to a shareholder before such redemption of shares and that the shareholder will have 60 days (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to such amount as is specified in the resolution.

         5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

         6.       (a)      Outstanding shares of Large Cap Value Institutional
                           Series shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for the series.

                  (b) All cash and other property received by the corporation from the sale of shares of the Large Cap Value Institutional Series, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange liquidation or other disposition of any of the foregoing, shall be allocated to the Large Cap Value Institutional Series, to which they relate and held for the benefit of the stockholders owning shares of such series.

                  (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such losses, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

                  (d) All allocations made hereunder by the Board of Directors shall be conclusive and binding upon all stockholders and upon the corporation.

         7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

         8.       (a)      Dividends may be paid when, as and if declared by the
                           Board of Directors out of funds legally available therefor.

                  (b) Shares of Large Cap Value Institutional Series represent a stockholder interest in a particular fund of assts held by the corporation and, accordingly, dividends shall be calculated and declared for this series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1Plan or Shareholder Services Plan shall be borne exclusively by the affected series. Stockholders of the Large Cap Value Institutional Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series.

                  (c) Whenever dividends are declared and paid with respect to the Large Cap Value Institutional Series, the holders of shares of the other series have no rights in or to such dividends.

         9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share of ownership of such series.

                  FURTHER RESOLVED, that the officers of Security Large Cap Value Fund are hereby authorized and directed to take such action as may be necessary under the laws of the State of Kansas or otherwise as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 8th day of July 2008.

                                                CINDY SHIELDS
                                                --------------------------------
                                                Cindy Shields, Vice President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary
STATE OF KANSAS                )
                               ) ss.
COUNTY OF SHAWNEE              )

Be it remembered, that before me, a Notary Public in and for the County and State aforesaid, came Cindy Shields, Vice President, and Amy J. Lee, Secretary, of Security Large Cap Value Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 8th day of July, 2008.


                                                SHELLEY GOWER
                                                --------------------------------
                                                Shelley Gower, Notary Public

My commission expires:
4-7-2010